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                                                                    Exhibit 99.1

NEWS RELEASE                                                        [LOGO]


CONTACTS
FLAG TELECOM
John Draheim, VP Corporate Services
(+44 20 7317 0826)
jdraheim@flagtelecom.com

FLAG TELECOM
David Morales, VP Corporate Finance &
Investor Relations
(+44 20 7317 0837)
dmorales@flagtelecom.com







                         FLAG TELECOM STOCK TO TRADE OTC

HAMILTON, BERMUDA - JUNE 13, 2002 - FLAG Telecom Holdings Limited (LSE: FTL), announced today the company's common stock is expected to begin trading Over the Counter ("OTC") in the United States, effective as of the opening of business on June 13, 2002, under its current ticker symbol FTHLQ. The company has been notified by the Nasdaq Qualifications Hearing Panel of its decision to delist the company's common stock from the Nasdaq National Market effective from the open of business on June 13, 2002. The move will not have any impact on business operations or customer service.

The company expects that its shares will commence trading on the Over the Counter Bulletin Board ("OTCBB") in due course. The OTCBB is a regulated quotation service that displays real-time quotes, last-sale prices and volume information in OTC equity securities. OTCBB securities are traded by a community of market makers that enter quotes and trade reports. Investors should call their brokers for daily pricing and volume information.

In accordance with the Listing Rules of The Financial Services Authority of the United Kingdom, FLAG Telecom Holdings Limited hereby gives notice of the delisting of its common stock from the Official List and from the London Stock Exchange. Such delisting will take effect on the later of July 11, 2002 or the date

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upon which the Bermuda Court grants its approval of further transfers of the company's shares. However, The Financial Services Authority may delist the company's shares at any time at its discretion.

FLAG Telecom Holdings Limited intends to seek promptly the Bermuda Court's approval of any transfer of the company's shares following the delisting of FLAG Telecom's shares from both Nasdaq and the London Stock Exchange. In the event that such approval is not obtained following the delisting from both Nasdaq and the London Stock Exchange then any share transfers after such delisting shall be void.

The company is currently in chapter 11 and is planning to apply with both the United States and Bermuda bankruptcy courts for a plan to restructure its obligations.

                                      # # #

ABOUT THE FLAG TELECOM GROUP
The FLAG Telecom Group is a leading global network services provider and independent carriers' carrier providing an innovative range of products and services to the international carrier community, ASPs and ISPs across an international network platform designed to support the next generation of IP over optical data networks. On April 12 and April 23, 2002, FLAG Telecom Holdings Limited and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Also, FLAG Telecom Holdings Limited and the other companies continue to operate their businesses as Debtors In Possession under Chapter 11 protection. FLAG Telecom Holdings Limited and certain of its Bermuda-registered subsidiaries - FLAG Limited, FLAG Atlantic Limited and FLAG Asia Limited - filed parallel proceedings in Bermuda to seek the appointment of provisional liquidators to obtain a moratorium to preserve the companies from creditor actions. Provisional liquidators were appointed and part of their role is to oversee and liaise with the directors of the companies in effecting a reorganization under Chapter 11. Recent news releases and further information are on FLAG Telecom's website at:
WWW.FLAGTELECOM.COM.


FORWARD-LOOKING STATEMENTS

STATEMENTS CONTAINED IN THIS PRESS RELEASE THAT ARE NOT HISTORICAL FACTS MAY BE 'FORWARD-LOOKING' STATEMENTS AS THE TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS, LOOK FOR WORDS LIKE 'BELIEVES,' 'EXPECTS,' 'MAY,' 'WILL,' 'SHOULD,' 'SEEKS,' 'INTENDS,' 'PLANS,' 'PROJECTS,' 'ESTIMATES' OR 'ANTICIPATES' AND SIMILAR

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WORDS AND PHRASES. THESE, AND ALL FORWARD-LOOKING STATEMENTS, ARE BASED ON
MANAGEMENT'S CURRENT EXPECTATIONS AND NECESSARILY ARE SUBJECT TO RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED DUE TO A NUMBER OF FACTORS WHICH INCLUDE, BUT ARE NOT LIMITED TO: OUR ABILITY TO IDENTIFY A MARKET MAKER, TO OBTAIN BERMUDA BANKRUPTCY COURT'S APPROVAL TO VALIDATE ANY TRANSFER OF THE COMPANY'S SHARES AND THE TIMELINESS THEREOF; ACHIEVE REVENUES FROM PRODUCTS AND SERVICES THAT ARE IN THE EARLY STAGES OF DEVELOPMENT OR OPERATION; OUR ABILITY TO DEPLOY SOPHISTICATED TECHNOLOGIES ON A GLOBAL BASIS; OUR ABILITY TO UPGRADE AND EXPAND OUR NETWORK AND RESPOND TO CUSTOMER DEMANDS AND INDUSTRY CHANGES; REGULATORY ENACTMENTS AND CHANGES; CHANGES IN INTERPRETATION OF US GAAP; COMPETITION AND PRICING PRESSURE; RAPID TECHNOLOGICAL CHANGE; ADVERSE ECONOMIC OR POLITICAL EVENTS; THE ONGOING WAR ON TERRORISM; RISKS OF INTERNATIONAL BUSINESS; UNCERTAINTY REGARDING THE COLLECTIBILITY OF RECEIVABLES AND INSOLVENCY OF COUNTERPARTIES TO IRUS; RISKS ASSOCIATED WITH DEBT SERVICE REQUIREMENTS AND INTEREST RATE FLUCTUATIONS; OUR FINANCIAL LEVERAGE; COMPLETION OF CONSTRUCTION OF THE FLAG NORTH ASIAN LOOP; THE OUTCOME OF THE CURRENT CHAPTER 11 PROCEEDINGS; OUR ABILITY TO SUBMIT OUR RESTRUCTURING PLANS WITH BOTH THE UNITED STATES AND BERMUDA BANKRUPTCY COURTS AND THAT OUR APPLICATIONS WILL BE APPROVED BY BOTH COURTS; WE CANNOT GUARANTEE THAT IN THE EVENT OF A SUCCESSFUL RESTRUCTURING OUR SHARES WILL NOT BE ADVERSELY IMPACTED. MORE DETAILED INFORMATION ABOUT THESE RISKS IS CONTAINED IN OUR FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. WE CAUTION READERS NOT TO RELY ON FORWARD-LOOKING STATEMENTS, AND WE DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.


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